Emmis Communications Annual Meeting of Shareholders July 7, 2016 10:00 a.m.

2 • Note: Certain statements in this presentation constitute “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Reference is made to the company’s Annual Report on Form 10-K and other public documents filed with the Securities and Exchange Commission for additional information concerning such risks and uncertainties. • Additional disclosure related to non-GAAP financial measures can be found under the Investors tab on our website, www.emmis.com.

3 Emmis Overview  Headquartered in Indianapolis, IN, Emmis is a publicly traded radio broadcasting communications company (NASDAQ: EMMS). The Company was incorporated in 1979 and went public in 1994  Emmis operates one of the 10 largest radio portfolios in the US (based on number of listeners) - Owns 19 FM and 4 AM radio stations in New York, Los Angeles, St. Louis, Austin (has 50.1% controlling interest) Indianapolis and Terre Haute, IN  Includes 2 largest hip-hop stations in the world based in New York City (Hot 97) and Los Angeles (Power 106)  Includes WBLS, the most listened to urban station in the US - One of the FM radio stations in New York is operated pursuant to a Local Marketing Agreement (“LMA”) with ESPN / Disney  The radio division of Emmis accounts for approximately 73% of revenues and substantially all of the Company’s station operating income  In addition to owning and operating radio stations, the Company owns NextRadio®, leading city / regional publications and is majority owner of a dynamic pricing business (Digonex) Company overview Radio market statistics Publishing portfolio summary Source: Miller Kaplan; Terre Haute revenue share is Company estimate Note: One of the above stations in New York is operated under LMA with ESPN Source: Publisher’s Statement as of 12/31/2015 Revenue share AM FM Total Los Angeles, CA 1 5% - 1 1 New York, NY 2 10% 1 3 4 St. Louis, MO 21 22% - 4 4 Austin, TX 31 41% 1 5 6 Indianapolis, IN 38 33% 1 3 4 Terre Haute, IN 229 41% 1 3 4 Total 4 19 23 Market name Market rank Stations Monthly Paid & Verified Circulation Monthly Paid & Verified Circulation Texas Monthly 297,600 Orange Coast 52,800 Los Angeles 138,000 Indianapolis Monthly 40,100 Atlanta 71,000 Cincinnati 36,500 Total 636,000

4 Radio Industry – Unparalleled Reach Radio has surpassed broadcast television as the #1 reach medium in the United States Source: Nielsen Q1 2016

5 Radio Industry – Consumption is Growing Source: Nielsen Q1 2016 Average time spent per adult per day with media – all demographics Adults tune in to radio for an average of 1 hour, 52 minutes per day and radio consumption is up 1% in the last 12 months; TV’s share is down.

6 Radio Industry’s Value • Nielsen’s ROI studies highlight radio’s effectiveness  Average ROI of 6:1 and as high as 23:1 • Radio has the lowest CPM of all major media ($13)  Magazines ($17), Cable ($18), Digital ($20), Newspapers ($27), TV ($30) • Perception of streaming providers doesn’t align with reality  AM/FM’s share of audio listening is 9x larger than Pandora and 17x larger than Spotify

7 Emmis Radio Market Summary FY16 Radio Net Revenues 100% = $143.5 million FY16 Radio Station Operating Income 100% = $38.3 million Note: Excludes 98.7FM in NY. Reflects 50.1% of Austin radio stations New York + Los Angeles represent approximately 55% of our radio net revenues and 64% of our radio SOI 35% 20% 17% 15% 11% 2% 0% 5% 10% 15% 20% 25% 30% 35% 40% NY LA Ind STL Austin TH 35% 29% 14% 13% 9% 0% 0% 5% 10% 15% 20% 25% 30% 35% 40% NY LA Austin Ind STL TH

8 Streak of outperforming markets derailed by new competition in Los Angeles; other markets continue to outperform Year ended 2/28(29) Emmis revenue growth Market revenue growth 2016 -4.6% (ex-LA -2.0%) -1.5% (ex-LA -2.5%) 2015 +1.6% -3.7% 2014 +4.9% +2.7% 2013 +3.3% -1.2% 20121 +4.0% +0.6% 20111 +6.7% +4.5% Emmis versus the market  Emmis wins! By 2%  Emmis wins! By 4%  Emmis wins! By 3%  Emmis wins! By 2% Superior strategy and execution leading to consistently better results Source: Miller Kaplan 1 Excludes WRKS now operated under LMA with ESPN as WEPN-FM  LA format change causes first miss in 6 years; ex-LA, Emmis narrowly beats markets.  Emmis wins! By 5%

9 New York Update FY16 NY market revenue summary National +3% Local -5% Network/NTR +6% Digital -3% Total revenues -3% Emmis total NY revenues -5% New York Market Revenue Summary Q1 FY17 NY market revenue summary National +21% Local +1% Network/NTR +1% Digital -1% Total revenues +4% Emmis total NY revenues +11% • Disappointing performance in fiscal 2016 led to management changes in January 2016. Improving market, coupled with better cluster performance, bodes well for fiscal 2017. • Ratings remain strong at Hot97 and WBLS. Poor weather for our largest outdoor concert, Summer Jam, is a temporary setback for June’s results.

10 Los Angeles Update FY16 LA market revenue summary National flat Local -2% Network/NTR +9% Digital +1% Total revenues flat Emmis total LA revenues -14% Los Angeles Market Revenue Summary Q1 FY17 LA market revenue summary National -8% Local +6% Network/NTR +5% Digital +14% Total revenues +3% Emmis total LA revenues -19% • The revenue impact from the new format competitor was most pronounced beginning in August 2015 (KPWR was down 5% in a down 2% market from March-July 2015 before revenue declines accelerated). • We expect the revenue declines we are currently experiencing to abate in Q3 of this fiscal year. • Our ratings are beginning to rebound and we are beating our competitor in the key 18-34 demographic; marketing campaign underway to create further separation in the ratings.

11 Austin, Indianapolis & St. Louis Update • Grew market share in Indianapolis and St. Louis in fiscal 2016 as well as Q1 of fiscal 2017 • Maintained 40%+ market share in Austin, but market was weaker in fiscal 2016 as compared to recent years • Ratings in St. Louis are very strong as KPNT and KSHE hold the #1 ratings position in every major demographic. • Market revenues have improved from FY16 to Q1FY17 in all three markets.

12 January 2016 Expense Reductions In response to difficult market conditions and company-specific challenges in New York and LA, we implemented a cost reduction plan in January 2016 to yield approximately $7.5 million of savings in fiscal 2017. We are using a portion of these savings to invest in our businesses and a portion to improve EBITDA. Radio ($5.3 million) Publishing ($1.5 million) Corporate ($0.7 million) Increase marketing for WQHT, WBLS and KPWR to grow ratings. Increase investment in NextRadio Stabilize EBITDA January 2016 Cuts FY 2017 Uses

13 Summary of publishing division performance Publishing division revenues mostly flat in FYE 2016 $22.5 $12.3 $8.1 $5.5 $5.0 $3.1 Texas Los Angeles Atlanta Indianapolis Cincinnati Orange Coast Publishing division net revenues for fiscal year ended 2/29/2016 ($ millions) +0.4% +0.2% -0.2% +4.7% -1.4% -3.0% % Change in net revenue compared to prior year

Emerging Technologies: NextRadio and Digonex

emmis communications

nextradio


nextradio
nextradio
nextradio
ONXRT
JOE
CALL
VISIT WEBSITE

Digonex

- Emmis owns 100% of the NextRadio smartphone application
- Started with single Sprint phone in 2013. Now on every major wireless carrier, including #1 selling phone for 2016 (Samsung Galaxy S7 and S7 Edge).
- NextRadio has the potential to change consumer and advertiser perceptions and it gives the radio industry a new revenue stream.
  - Emmis would benefit both as a radio operator and as owner of NextRadio

- Offers dynamic pricing solutions to help clients optimize revenues given supply and demand conditions
- Emmis acquired majority control in June 2014
- Targeted sectors primarily include zoos, aquariums, theme parks, seated venues, and cultural institutions.

14

15 NextRadio Product NextRadio is… FM Radio on your Smartphone  NOT Internet Streaming  Intuitive Live Guide  Artist/program/commercial visuals  Station feedback  Real-time interactivity Enabled by TagStation® – cloud- based content delivery application software for broadcasters

NextRadio Data Attribution

emmis communications

NextRadio is able to pinpoint listeners and provide insights about the behavior of those listeners for advertisers. This level of measurement has never existed in broadcast radio until now. The chart below shows the location of some NextRadio listeners during the Indianapolis 500.



Oval Course
Oval Course
Oval Course
Interior Rd Course
Interior Rd Course
Interior Rd Course
Oval Course
Georgetown Rd
Georgetown Rd
Georgetown Rd
W 16th St
W 16th St
W 25th St
N Main St
Interior Rd Course
Oval Course

nextradio

16

NextRadio - Carrier and Handset Update

NextRadio Supported Smartphone Sales in the US



130M
120M
110M
100M
90M
80M
70M
60M
50M
40M
30M
20M
10M
0
Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17
121 million enabled devices by 2017 year end
60 million enabled devices by 2016 year end
Sprint/Boost/Virgin
AT&T/Cricket
T-Mobile
Blu Preload
US Cellular
Verizon
Other

17

18 NextRadio Product – International • FM radio broadcasting technology is the same around the world. • NextRadio is working with broadcasters across North and South America to bring NextRadio to international markets.  Product is live in Google Playstore for Peru and Canada  Launch in Mexico is planned for August. Great discussions with large carriers in Mexico  Ongoing discussions in Colombia and other LATAM countries • NextRadio is also having exploratory discussions with European and Australian broadcasters. • NextRadio licenses its technology to these international broadcasters for a fee and shares in the new revenue streams created by the interactive ecosystem.

19 Financial Overview • EBITDA in excess of cash interest by approximately $20 million • FY17 Uses: CapEx ($3.5 million), debt principal amortization payments ($9.2 million), and investments to accelerate growth of NextRadio ($7 million). Exclude Exclude Emmis Emmis NY SPV Digonex Ex-Nonrecourse ($ in millions) 5/31/16 (Nonrecourse) (Nonrecourse) 5/31/16 LTM Adjusted EBITDA (1) $40.9 ($9.4) $2.1 $33.6 Cash 4.7 (1.0) (0.5) 3.2 Debt: Rate Revolver L + 600 9.0 -- -- 9.0 Senior Term Loans L + 600 176.6 -- -- 176.6 Nonrecourse debt - NY 4.10% 64.1 (64.1) -- -- Nonrecourse debt - Digonex 5.00% 4.9 -- (4.9) -- Total Debt Balance $254.6 ($64.1) ($4.9) $185.6 Cash Interest Expense $16.2 ($2.6) ($0.2) $13.3 Total Interest Expense $16.2 $13.3 Total Net Debt / Adjusted EBITDA 6.1x 5.4x (1) Based on definition in the Company's Credit Agreement. Excludes NextRadio losses, severance charges, 49.9% of Austin EBITDA, barter activity and other noncash items.

20 Compelling free cash flow yield valuation The summary below excludes the operations of 98.7FM in New York, which is operated pursuant to an LMA with Disney/ESPN, but makes no adjustments for Digonex losses, NextRadio losses, or severance expenses in the LTM period. LTM 5/31/2016 EBITDA (See appendix for reconciliation) 24,305 Excludes 98.7FM LMA in NY Less: Capital expenditures (3,369) Less: Cash Interest expense (13,297) Excludes 98.7FM LMA in NY LTM 5/31/2016 Free Cash Flow 7,639 Diluted shares outstanding 47,295 Free cash flow/share 0.16$ Price 7/5/2016 0.75$ FCF Yield 21.5%

Appendix

22 EBITDA Reconciliation LTM 5/31/2016 Trailing twelve-months operating income from continuing operations 20,660$ Plus: Depreciation and amortization 5,679 Plus: Noncash compensation 3,656 Plus: Impairment loss 9,499 Plus: Loss on disposal of assets 56 Less: 49.9% of Austin radio EBITDA (Minority Interest) (5,816) EBITDA, including New York SPV EBITDA 33,734$ Less: 98.7FM New York LMA LTM EBITDA (9,429) EBITDA, excluding New York SPV EBITDA 24,305$ Adjusted EBITDA: EBITDA, excluding New York SPV EBITDA 24,305$ Plus: Digonex LTM losses 2,086 Plus: NextRadio/TagStation LTM losses 4,977 Plus: Severance and contract termination expenses 2,439 Plus/Less: Other (240) Adjusted EBITDA (Credit Agreement Definition): 33,567$

Emmis Communications Annual Meeting of Shareholders July 7, 2016 10:00 a.m.